UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2007
MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification No.)
One Golden Shore Drive, Long Beach, California 90802
(Address of principal executive offices)
37027
(Zip Code)
(562) 435-3666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 3, 2007, Molina Healthcare, Inc. issued a press release announcing it is offering $150,000,000 of convertible senior notes. The full text of the press release is attached as Exhibit 99.1.
     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Exhibits

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc. issued October 3, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Dated: October 3, 2007	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBIT

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc. issued October 3, 2007.